SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 18, 1999

                           BANK OF AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                      1-6523
                            (Commission File Number)

                                    56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                     28255
                                   (Zip Code)

                                 (704) 386-5000
               (Registrant's telephone number, including area code)

         ITEM 5.  OTHER EVENTS.

         Release of Third Quarter Earnings. On October 18, 1999, Bank of America Corporation, the registrant (the "Registrant"), announced financial results for the third quarter of fiscal 1999, reporting earnings of $2.15 billion and earnings per common share of $1.25 ($1.23 diluted). A copy of the press release announcing the results of the Registrant's fiscal quarter ended September 30, 1999 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated October 18, 1999 with respect to the Registrant's financial results for the fiscal quarter ended September 30, 1999.

                                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           BANK OF AMERICA CORPORATION



                                          By: /s/ Marc D. Oken
                                              ______________________
                                                 Marc D. Oken
                                                 Executive Vice President and
                                                  Principal Financial Executive




Dated:   October 22, 1999

                                  EXHIBIT INDEX


         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated October 18, 1999 with respect to the Registrant's financial results for the fiscal quarter ended September 30, 1999.

                                                                 EXHIBIT 99.1


FOR IMMEDIATE RELEASE
October 18, 1999



Contact: Investors  Susan Carr (704-386-8059) or Kevin Stitt (704-386-5667)
             Media        Bob Stickler or Rick Beebe  (704-386-8465)



BANK OF AMERICA REPORTS RECORD THIRD QUARTER EARNINGS

CHARLOTTE, NC, October 18, 1999 - Bank of America Corporation today reported record third quarter earnings of $2.15 billion, or $1.25 per share
($1.23 diluted).

Results far surpassed the $374 million, or $.21 per share ($.21 diluted), earnings of a year earlier that were impacted by global financial turbulence. Excluding a $725 million pre-tax merger-related charge, operating earnings a year ago were $893 million, or $.51 per share ($.50 diluted).

Diluted operating earnings per share were up 7 percent from the second quarter of this year.

The company's return on equity rose to 18.40 percent in the third quarter, and the return on assets increased to 1.40 percent.

Cash operating earnings - which exclude the amortization of intangibles and merger-related charges - were $2.37 billion, or $1.38 per share ($1.35 diluted). The return on tangible equity was 29.48 percent. A year earlier, cash operating earnings were $1.12 billion, or $.64 per share ($.63 diluted).

more

"Bank of America made solid progress during the third quarter," said Hugh L. McColl Jr., chairman and chief executive officer. "Our merger transition continues to go smoothly and remains on schedule. We are successfully building out our investment banking platform and delivering those services to our huge middle market customer base. And we are refocusing a number of our businesses to achieve greater value for customers and higher profitability for shareholders. We are accomplishing all of these initiatives while increasing earnings and improving returns."

For the first nine months of 1999, operating earnings were up 25 percent to $6.13 billion, or $3.53 per share ($ 3.45 diluted) compared to $4.89 billion, or $2.81 per share ($2.73 diluted) a year earlier. Net income was 49 percent higher at $5.98 billion, or $3.45 per share ($3.37 diluted), compared to $4.00 billion, or $2.30 per share ($2.24 diluted), a year earlier.

Third Quarter Earnings Highlights  (compared to a year ago)
-----------------------------------------------------------
o Revenue rose 21 percent, as noninterest income increased 55 percent and fully-taxable equivalent net interest income was up 3 percent.
o       Average managed consumer loans increased by 17 percent.
o Fee-based income recorded strong improvement in almost all areas and rose to 45 percent of revenue.
o       The efficiency ratio improved to 54 percent.
o       Net charge-offs declined to .51 percent of loans.

Net Interest Income
--------------------
Fully taxable-equivalent net interest income of $4.60 billion was 3 percent higher than a year earlier due to solid loan growth, somewhat offset by the impact of securitizations, loan sales and the funding cost of share repurchases. The net interest yield on earning assets was 3.46 percent compared to 3.60 percent a year earlier.

Noninterest Income
-------------------
Noninterest income increased 55 percent to $3.73 billion due to widespread gains across the spectrum of Bank of America's fee-based businesses. The primary gains were recorded in credit card, trading, investment banking, mortgage banking and service charge income. Fee income rose to 45 percent of revenue.

Securities gains were $44 million compared to $280 million in the third quarter of 1998.

more

Efficiency
-----------
Noninterest expense declined 1 percent to $4.53 billion, reflecting cost savings resulting from recent mergers offset by increased revenue-based incentives, accelerated spending on merger transition projects and continued expansion of the investment banking business. The efficiency ratio improved to 54 percent.

Credit Quality
---------------
The provision for credit losses in the third quarter was $450 million, compared to $1.4 billion a year earlier. Net charge-offs were $460 million, well below $902 million a year ago which included a $372 million charge-off related to the D.E. Shaw relationship. Net charge-offs represented .51 percent of loans and leases in the latest period.

Nonperforming assets were $3.04 billion, or .84 percent of loans, leases and foreclosed properties on September 30, 1999, compared to $2.58 billion, or .73 percent a year earlier. The allowance for credit losses totaled $7.08 billion on September 30, 1999, equal to 252 percent of nonperforming loans and 1.96 percent of loans and leases. The allowance was $7.21 billion, or 315 percent of nonperforming loans and 2.05 percent of loans and leases, a year earlier.

Capital Strength
-----------------
Shareholders' equity stood at $45.9 billion at September 30, 1999. The Tier 1 capital ratio was 7.71 percent. The company's market capitalization was $95 billion. On June 23, the company authorized the repurchase of up to 130 million common shares over 24 months, with an expectation to complete the program within 18 months. Through September 30, the company had purchased 43 million shares.

Business Segment Results
-------------------------
Consumer Banking, which serves individuals and small businesses, earned $1.10 billion, while Commercial Banking, which serves companies with from $10 million to $500 million in revenue, earned $216 million. Together, they represented 61 percent of the company's operating income. Global Corporate and Investment Banking, which serves large corporate customers, earned $530 million, representing 25 percent of the company's earnings. Principal Investing and Asset Management, which encompasses the private bank, trust, investment management, mutual funds, retail brokerage and principal investing, earned $244 million, representing 11 percent.

more

Bank of America, with $621 billion in assets, is the largest bank in the United States. The company serves more than 30 million households and 2 million businesses across the country, offering customers the largest and most convenient delivery network from offices and ATMs to telephone and internet access. It also provides comprehensive international corporate financial services for clients doing business around the world. The company creates financial relationships featuring a wide array of financial services, from traditional banking products to investments and capital raising within the securities markets. Bank of America stock (ticker: BAC) is listed on the New York, Pacific and London stock exchanges and certain shares are listed on the Tokyo Stock Exchange. Further investor information can be found at www.bankofamerica.com/investor.


                              www.bankofamerica.com



Bank of America Corporation
                                                                      Three Months                          Nine Months
                                                                   Ended September 30                   Ended September 30
                                                              ------------------------------       ------------------------------
Financial Summary                                                 1999              1998               1999              1998
-----------------                                             ------------      ------------       ------------      ------------
(In millions, except per-share data)

Operating net income                                              $ 2,151             $ 893            $ 6,125           $ 4,887
   Operating earnings per common share                               1.25               .51               3.53              2.81
   Diluted operating earnings per common share                       1.23               .50               3.45              2.73

Cash basis earnings (1)                                             2,373             1,117              6,794             5,566
   Cash basis earnings per common share                              1.38               .64               3.91              3.20
   Cash basis diluted earnings per common share                      1.35               .63               3.83              3.11
Dividends paid per common share                                       .45               .38               1.35              1.14
Price per share of common stock at period end                       55.69             53.50              55.69             53.50
Average common shares                                           1,722.307         1,740.092          1,734.401         1,732.297
Average diluted common shares                                   1,755.146         1,784.418          1,773.692         1,782.106

Summary Income Statement (Operating Basis)
------------------------------------------
(Taxable-equivalent basis in millions)

Net interest income                                               $ 4,603           $ 4,484           $ 13,911          $ 13,811
Provision for credit losses                                          (450)           (1,405)            (1,470)           (2,410)
Gains on sales of securities                                           44               280                226               613
Noninterest income                                                  3,728             2,405             10,473             9,534
Other noninterest expense                                          (4,526)           (4,583)           (13,436)          (14,054)
                                                              ------------      ------------       ------------      ------------

Income before income taxes                                          3,399             1,181              9,704             7,494
Income taxes - including FTE adjustment                             1,248               288              3,579             2,607
                                                              ------------      ------------       ------------      ------------
Operating net income                                              $ 2,151             $ 893            $ 6,125           $ 4,887
                                                              ============      ============       ============      ============

Summary Balance Sheet
---------------------
(Average balances in billions)

Loans and leases                                                 $361.400         $ 348.785           $362.302         $ 344.539
Managed loans and leases (2)                                      387.580           356.396            387.305           353.394
Securities                                                         80.261            65.536             77.998            64.791
Earning assets                                                    528.564           495.911            527.450           493.900
Total assets                                                      611.448           578.353            612.152           577.055
Deposits                                                          336.998           347.783            341.693           343.369
Shareholders' equity                                               46.439            45.756             46.537            44.755
Common shareholders' equity                                        46.360            45.693             46.464            44.291

Performance Indices (Operating Basis)
--------------------------------------
Return on average common shareholders' equity                       18.40  %           7.73  %           17.61  %          14.68  %
Return on average tangible common shareholders' equity              29.48             14.51              28.48             25.69
Return on average assets                                             1.40               .61               1.34              1.13
Return on average tangible assets                                    1.58               .79               1.52              1.33
Net interest yield                                                   3.46              3.60               3.52              3.74
Efficiency ratio                                                    54.34             66.55              55.10             60.20
Cash basis efficiency ratio                                         51.67             63.28              52.36             57.29
Net charge-offs (in millions)                                       $ 460             $ 902            $ 1,499           $ 1,923
   % of average loans and leases                                      .51  %           1.03  %             .55  %            .75  %
Managed bankcard net charge-offs as a % of average
   managed bankcard receivables                                      4.83              5.99               5.66              6.42

Reported Results (Including Merger-Related Charges)
---------------------------------------------------
(In millions, except per-share data)

Net income                                                        $ 2,151             $ 374            $ 5,980           $ 4,003
   Earnings per common share                                         1.25               .21               3.45              2.30
   Diluted earnings per common share                                 1.23               .21               3.37              2.24
Return on average common shareholders' equity                       18.40              3.23              17.19             12.01

(1)  Cash basis earnings equal operating net income excluding amortization of intangibles.
(2)  Prior periods are restated for comparison (e.g. acquisitions, divestitures and securitizations).


Bank of America Corporation                              - Continued
                                                                                         September 30
                                                                                -------------------------------
                                                                                    1999               1998
                                                                                -------------------------------
Balance Sheet Highlights
-------------------------
(In billions, except per-share data)
Loans and leases                                                                  $ 360.236          $ 351.982
Securities                                                                           79.836             72.139
Earning assets                                                                      534.431            507.329
Total assets                                                                        620.652            594.673
Deposits                                                                            337.011            345.756
Shareholders' equity                                                                 45.889             47.307
Common shareholders' equity                                                          45.811             47.245
   Per share                                                                          26.79              27.12

Total equity to assets ratio (period-end)                                              7.39  %            7.96  %

Risk-based capital
   Tier 1 capital ratio                                                                7.71               7.29
   Total capital ratio                                                                11.39              11.25

Leverage ratio                                                                         6.59               6.64

Common shares issued and outstanding (in millions)                                1,710.039          1,742.038

Allowance for credit losses                                                         $ 7.076            $ 7.215
Allowance for credit losses as a % of loans and leases                                 1.96  %            2.05  %
Allowance for credit losses as a % of nonperforming loans                            251.85             314.55
Nonperforming loans                                                                 $ 2.810            $ 2.294
Nonperforming assets                                                                  3.038              2.582
Nonperforming assets as a % of:
   Total assets                                                                         .49  %             .43  %
   Loans, leases and foreclosed properties                                              .84                .73

Other Data
----------
Full-time equivalent headcount                                                      158,886            174,844
Banking centers                                                                       4,535              4,870
ATMs                                                                                 14,042             14,333



BUSINESS SEGMENT RESULTS - Three Months Ended September 30, 1999
(In millions)
                                                             Operating       Average Loans     Return on Average
                                           Total Revenue     Net Income       and Leases            Equity
                                           -------------- ----------------  ----------------   ----------------

Consumer Banking                                 $ 4,657          $ 1,097          $182,732            22%
Commercial Banking                                   780              216            56,653            20
Global Corporate and Investment Banking            1,989              530           103,318            16
Principal Investing and Asset Management             802              244            19,061            31

Bank of America Corporation
Consolidated Financial Highlights
(Excludes Merger-Related Charges)
----------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions Except Per-Share Information, Shares in Millions)

                                                                        Third        Second      First       Fourth       Third
                                                                      Quarter       Quarter     Quarter     Quarter      Quarter
                                                                        1999          1999        1999        1998         1998
                                                                     -------------------------------------------------------------
Net income                                                              $ 2,151      $ 2,060     $ 1,914     $ 1,603        $ 893
Cash basis earnings                                                       2,373        2,285       2,136       1,825        1,117

Earnings per common share                                                  1.25         1.18        1.10         .92          .51
Diluted earnings per common share                                          1.23         1.15        1.08         .91          .50
Cash basis earnings per common share                                       1.38         1.31        1.23        1.05          .64
Cash basis diluted earnings per common share                               1.35         1.28        1.20        1.04          .63
Dividends per common share                                                  .45          .45         .45         .45          .38

Average common shares issued and outstanding                          1,722.307    1,743.503   1,737.562   1,731.314    1,740.092
Average diluted common shares issued and oustanding                   1,755.146    1,786.844   1,779.708   1,763.055    1,784.418
Period-end common shares issued and outstanding                       1,710.039    1,722.931   1,740.872   1,724.484    1,742.038

Period-end managed loans and leases*                                  $ 387,001    $ 381,913   $ 376,529   $ 371,507    $ 361,158
Average managed loans and leases*                                       387,580      383,223     378,932     370,845      356,396

             *Prior periods restated for comparison (e.g. acquisitions, divestitures and securitizations).

Performance ratios:
    Return on average assets                                               1.40  %      1.34  %     1.27  %     1.05  %       .61  %
    Return on average tangible assets                                      1.58         1.53        1.46        1.22          .79
    Return on average common shareholders' equity                         18.40        17.64       16.78       14.12         7.73
    Return on average tangible common shareholders' equity                29.48        28.49       27.44       23.97        14.51
    Efficiency ratio                                                      54.34        54.44       56.59       64.16        66.55
    Cash basis efficiency ratio                                           51.67        51.70       53.76       61.12        63.28
    Net interest yield                                                     3.46         3.53        3.58        3.58         3.60

Book value per common share                                             $ 26.79      $ 26.44     $ 26.86     $ 26.60      $ 27.12

Market price per share of common stock:
    High for the period                                                 76  3/8      76  1/8     74  1/2     66  5/8     88  7/16
    Low for the period                                                  53  1/4      61  1/2     59  1/2          44      47  7/8
    Closing price                                                      55 11/16     73  5/16     70  5/8     60  1/8      53  1/2

Other data:
    Number of banking centers                                             4,535        4,531       4,676       4,708        4,870
    Number of ATMs                                                       14,042       14,051      14,229      14,327       14,333
    Full-time equivalent employees                                      158,886      161,919     166,422     170,975      174,844


Business Segment Results - Third Quarter 1999

                                                                                      Average loans             Return on
                                             Total revenue        Net income           and leases             average equity
                                            -----------------  ----------------   ----------------------  -----------------------
Consumer Banking                             $ 4,657    56%  $ 1,097     51%       $ 182,732       51%               22%
Commercial Banking                               780     9       216     10           56,653       16                20
Global Corporate and Investment Banking        1,989    24       530     25          103,318       29                16
Principal Investing and Asset Management         802    10       244     11           19,061        5                31

Bank of America Corporation
Consolidated Statement of Income
(Operating Results excluding Merger-Related Charges)
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions, Except Per-Share Information)
                                                                        Third       Second        First       Fourth       Third
                                                                      Quarter      Quarter       Quarter     Quarter     Quarter
                                                                        1999         1999         1999        1998         1998
                                                                    ----------------------------------------------------------------
Interest income
     Interest and fees on loans and leases                               $ 6,883      $ 6,853      $ 6,770     $ 7,030     $ 7,084
     Interest and dividends on securities                                  1,208        1,143        1,175       1,191       1,105
     Federal funds sold and securities
         purchased under agreements to resell                                440          387          381         486         492
     Trading account assets                                                  482          525          545         612         584
     Other interest income                                                   281          298          330         319         343
                                                                    ----------------------------------------------------------------
          Total interest income                                            9,294        9,206        9,201       9,638       9,608
                                                                    ----------------------------------------------------------------
Interest expense
     Deposits                                                              2,198        2,168        2,312       2,598       2,830
     Short-term borrowings                                                 1,437        1,396        1,355       1,422       1,278
     Trading account liabilities                                             189          150          129         165         194
     Long-term debt                                                          920          880          805         844         862
                                                                    ----------------------------------------------------------------
          Total interest expense                                           4,744        4,594        4,601       5,029       5,164
                                                                    ----------------------------------------------------------------
Net interest income                                                        4,550        4,612        4,600       4,609       4,444
Provision for credit losses                                                  450          510          510         510       1,405
                                                                    ----------------------------------------------------------------
Net interest income after provision for credit losses                      4,100        4,102        4,090       4,099       3,039
Gains on sales of securities                                                  44           52          130         404         280

Noninterest income
    Service charges on deposit accounts                                      942          900          855         881         855
    Mortgage servicing income                                                206          125          132         103         (93)
    Investment banking income                                                702          555          388         356         376
    Trading account profits and fees                                         313          395          500          96        (529)
    Brokerage income                                                         168          192          184         162         198
    Nondeposit-related service fees                                          136          123          136         150         163
    Asset management and fiduciary service fees                              250          274          243         229         238
    Credit card income                                                       496          448          360         398         379
    Other income                                                             515          510          425         280         818
                                                                    ----------------------------------------------------------------
          Total noninterest income                                         3,728        3,522        3,223       2,655       2,405
                                                                    ----------------------------------------------------------------
Other noninterest expense
    Personnel                                                              2,336        2,261        2,333       2,301       2,246
    Occupancy                                                                417          395          396         413         427
    Equipment                                                                313          339          358         384         346
    Marketing                                                                145          147          147         135         143
    Professional fees                                                        160          166          126         233         206
    Amortization of intangibles                                              222          225          222         223         224
    Data processing                                                          164          214          190         205         195
    Telecommunications                                                       131          140          136         152         142
    Other general operating                                                  498          446          420         493         510
    General administrative and other                                         140          124          125         148         144
                                                                    ----------------------------------------------------------------
          Total other noninterest expense                                  4,526        4,457        4,453       4,687       4,583
                                                                    ----------------------------------------------------------------
Income before income taxes                                                 3,346        3,219        2,990       2,471       1,141
Income tax expense                                                         1,195        1,159        1,076         868         248
                                                                    ----------------------------------------------------------------
Net income                                                               $ 2,151      $ 2,060      $ 1,914     $ 1,603       $ 893
                                                                    ----------------------------------------------------------------
Net income available to common shareholders                              $ 2,149      $ 2,059      $ 1,912     $ 1,602       $ 891
                                                                    ----------------------------------------------------------------
Per-share information
      Earnings per common share                                            $1.25        $1.18        $1.10       $ .92       $ .51
                                                                    ----------------------------------------------------------------
      Diluted earnings per common share                                    $1.23        $1.15        $1.08       $ .91       $ .50
                                                                    ----------------------------------------------------------------
      Dividends per common share                                           $ .45        $ .45        $ .45       $ .45       $ .38
                                                                    ----------------------------------------------------------------

Average common shares issued and outstanding (in thousands)            1,722,307    1,743,503    1,737,562   1,731,314   1,740,092
                                                                    ----------------------------------------------------------------
Average diluted common shares issued and outstanding (in thousands)    1,755,146    1,786,844    1,779,708   1,763,055   1,784,418
                                                                    ----------------------------------------------------------------

Certain prior period amounts have been reclassified to conform to current period classifications.

Bank of America Corporation
Consolidated Balance Sheet
-----------------------------------------------------------------------------------------------------------------


                                                                           September 30    June 30   September 30
(Dollars in Millions)                                                          1999         1999         1998
-----------------------------------------------------------------------------------------------------------------
Assets
 Cash and cash equivalents                                                    $25,414      $24,197       $24,715
 Time deposits placed and other short-term investments                          4,846        5,350         6,692
 Federal funds sold and securities purchased under agreements to resell        40,369       35,907        30,725
 Trading account assets                                                        38,651       35,427        34,509
 Securities:
   Available for sale                                                          78,353       75,012        67,959
   Held for investment                                                          1,483        1,499         4,180
-----------------------------------------------------------------------------------------------------------------
    Total securities                                                           79,836       76,511        72,139
-----------------------------------------------------------------------------------------------------------------

 Loans and leases                                                             360,236      363,581       351,982
 Allowance for credit losses                                                   (7,076)      (7,096)       (7,215)
-----------------------------------------------------------------------------------------------------------------
    Loans and leases, net of allowance for credit losses                      353,160      356,485       344,767
-----------------------------------------------------------------------------------------------------------------
 Premises and equipment, net                                                    6,728        7,012         7,249
 Customers' acceptance liability                                                2,066        1,908         3,917
 Derivative-dealer assets                                                      18,103       13,808        17,141
 Interest receivable                                                            3,838        3,478         3,838
 Mortgage servicing rights                                                      3,845        3,538         2,155
 Goodwill                                                                      12,414       12,741        12,802
 Core deposit and other intangibles                                             1,800        1,875         2,080
 Other assets                                                                  29,582       35,865        31,944
-----------------------------------------------------------------------------------------------------------------
    Total assets                                                             $620,652     $614,102      $594,673
-----------------------------------------------------------------------------------------------------------------

 Liabilities
 Deposits in domestic offices:
   Noninterest-bearing                                                        $87,292      $88,611       $83,508
   Interest-bearing                                                           202,037      201,018       198,790
 Deposits in foreign offices:
   Noninterest-bearing                                                          1,981        1,775         1,651
   Interest-bearing                                                            45,701       47,641        61,807
-----------------------------------------------------------------------------------------------------------------
    Total deposits                                                            337,011      339,045       345,756
-----------------------------------------------------------------------------------------------------------------
 Federal funds purchased and securities sold under agreements to repurchase    79,739       78,317        65,625
 Trading account liabilities                                                   18,239       16,394        17,775
 Derivative-dealer liabilities                                                 18,689       13,506        16,024
 Commercial paper                                                               7,826        7,604         5,579
 Other short-term borrowings                                                   32,893       34,045        22,793
 Acceptances outstanding                                                        2,066        1,908         3,916
 Accrued expenses and other liabilities                                        18,993       17,638        17,428
 Long-term debt                                                                54,352       55,059        47,552
 Trust preferred securities                                                     4,955        4,955         4,918
-----------------------------------------------------------------------------------------------------------------
    Total liabilities                                                         574,763      568,471       547,366
-----------------------------------------------------------------------------------------------------------------
 Shareholders' equity
 Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and
     outstanding 1,828,702; 1,871,753 and 1,967,245 shares                        78            80            84
 Common stock, $0.01 par value; authorized - 5,000,000,000 shares; issued and
     outstanding 1,710,039,286; 1,722,930,646 and 1,742,037,974 shares         13,538       14,433        15,939
 Retained earnings                                                             34,631       33,256        30,615
 Accumulated other comprehensive income                                        (1,929)      (1,595)          784
 Other                                                                           (429)        (543)         (115)
-----------------------------------------------------------------------------------------------------------------
    Total shareholders' equity                                                 45,889       45,631        47,307
-----------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholders' equity                             $620,652     $614,102      $594,673
-----------------------------------------------------------------------------------------------------------------

Bank of America Corporation
Quarterly Taxable-Equivalent Data
--------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                                                    Third Quarter 1999        Second Quarter 1999
                                                             -------------------------------------------------------
                                                                       Interest                   Interest
                                                              Average  Income/  Yield/   Average  Income/   Yield/
                                                              Balance  Expense  Rate     Balance  Expense   Rate
                                                             --------  ------- -------  --------- --------- ------
Earning assets:
   Time deposits placed and other short-term investments       $ 5,018   $  69   5.50 %    $5,159      $65   5.03 %
   Federal funds sold and securities purchased under
         agreements to resell                                   33,074     440   5.30      29,521      387   5.25
   Trading account assets                                       37,453     483   5.14      39,837      528   5.31
   Securities:
     Available for sale (1)                                     78,779   1,208   6.12      76,373    1,139   5.97
     Held for investment                                         1,482      26   7.02       1,482       28   7.61
                                                             -------------------------------------------------------
          Total securities                                      80,261   1,234   6.13      77,855    1,167   6.00
                                                             -------------------------------------------------------
   Loans and leases (2):
      Commercial - domestic                                    136,149   2,488   7.25     138,257    2,473   7.17
      Commercial - foreign                                      28,348     494   6.93      30,209      456   6.05
      Commercial real estate - domestic                         25,056     517   8.19      25,938      533   8.25
      Commercial real estate - foreign                             295       7   8.80         289        6   8.48
                                                             -------------------------------------------------------
          Total commercial                                     189,848   3,506   7.33     194,693    3,468   7.14
                                                             -------------------------------------------------------
      Residential mortgage                                      80,015   1,431   7.14      80,151    1,430   7.14
      Home equity lines                                         16,316     321   7.79      15,857      304   7.68
      Direct/Indirect consumer                                  42,740     875   8.13      42,240      859   8.15
      Consumer finance                                          19,923     433   8.62      17,794      424   9.56
      Bankcard                                                   8,923     256  11.38      10,365      306  11.83
      Foreign consumer                                           3,635      86   9.36       3,653       87   9.55
                                                             -------------------------------------------------------
          Total consumer                                       171,552   3,402   7.89     170,060    3,410   8.03
                                                             -------------------------------------------------------
               Total loans and leases                          361,400   6,908   7.59     364,753    6,878   7.56
                                                             -------------------------------------------------------
   Other earning assets                                         11,358     213   7.40      12,924      232   7.23
                                                             -------------------------------------------------------
          Total earning assets (3)                             528,564   9,347   7.03     530,049    9,257   7.00
                                                             -------------------------------------------------------
Cash and cash equivalents                                       25,905                     25,868
Other assets, less allowance for credit losses                  56,979                     59,447
                                                             -------------------------------------------------------
         Total assets                                         $611,448                   $615,364
                                                             -------------------------------------------------------
Interest-bearing liabilities:
   Domestic interest-bearing deposits:
      Savings                                                 $ 26,037      82   1.25    $ 21,799       67   1.24
      NOW and money market deposit accounts                     96,402     579   2.38     100,897      581   2.31
      Consumer CDs and IRAs                                     73,429     898   4.85      73,601      847   4.61
      Negotiated CDs, public funds and other time deposits       6,609      94   5.66       6,238       80   5.14
                                                             -------------------------------------------------------
         Total domestic interest-bearing deposits              202,477   1,653   3.24     202,535    1,575   3.12
                                                             -------------------------------------------------------
   Foreign interest-bearing deposits (4):
      Banks located in foreign countries                        13,668     160   4.65      16,947      196   4.62
      Governments and official institutions                      7,185      90   4.99       8,089       98   4.81
      Time, savings and other                                   25,500     295   4.57      26,354      299   4.56
                                                             -------------------------------------------------------
         Total foreign interest-bearing deposits                46,353     545   4.66      51,390      593   4.62
                                                             -------------------------------------------------------
         Total interest-bearing deposits                       248,830   2,198   3.50     253,925    2,168   3.42
                                                             -------------------------------------------------------
   Federal funds purchased, securities sold under agreements
         to repurchase and other short-term borrowings         114,934   1,437   4.96     116,339    1,396   4.82
   Trading account liabilities                                  15,677     189   4.78      14,178      150   4.25
   Long-term debt (5)                                           59,283     920   6.21      58,302      880   6.03
                                                             -------------------------------------------------------
          Total interest-bearing liabilities (6)               438,724   4,744   4.30     442,744    4,594   4.16
                                                             -------------------------------------------------------
Noninterest-bearing sources:
   Noninterest-bearing deposits                                 88,168                     88,324
   Other liabilities                                            38,117                     37,405
   Shareholders' equity                                         46,439                     46,891
                                                             -------------------------------------------------------
          Total liabilities and shareholders' equity          $611,448                   $615,364
                                                             -------------------------------------------------------
Net interest spread                                                              2.73                        2.84
Impact of noninterest-bearing sources                                             .73                         .69
                                                             -------------------------------------------------------
Net interest income/yield on earning assets                             $4,603   3.46 %             $4,663   3.53 %
                                                             -------------------------------------------------------


(1)  The average balance and yield on securities available for sale are based on the average of historical amortized cost balances.
(2)  Nonperforming loans are included in the respective average loan balances.  Income on such nonperforming loans is recognized on a cash basis.
(3)  Interest income includes taxable-equivalent adjustments of $53, $51 and $45 in the third, second and first quarters of 1999 and
     $41 and $40 in the fourth and third quarters of 1998, respectively.  Interest income also includes the impact of risk management interest rate contracts, which increased interest income on the underlying linked assets $103, $83 and $63 in the third, second and first quarters of 1999 and $70 and $46 in the fourth and third quarters of 1998, respectively.
(4)  Primarily consists of time deposits in denominations of $100,000 or more.
(5)  Long-term debt includes trust preferred securities.
(6)  Interest expense includes the impact of risk management interest rate contracts, which decreased interest expense on the underlying linked liabilities $6, $52 and $60 in the third, second and first quarters of 1999 and $27 and $9 in the fourth and third quarters of 1998, respectively.


      First Quarter 1999              Fourth Quarter 1998      Third Quarter 1998
-------------------------------------------------------------------------------------
             Interest                     Interest                    Interest
  Average    Income/   Yield/    Average  Income/  Yield/   Average   Income/ Yield/
  Balance    Expense    Rate     Balance  Expense   Rate    Balance   Expense  Rate
------------ --------- -------  ------------------ -------  --------- ------- -------
   $  6,408     $  88    5.58 %  $  6,702   $ 111    6.56 % $  7,483   $ 138    7.31 %

     26,561       381    5.80      29,564     486    6.53     27,646     492    7.06
     41,129       547    5.36      39,391     613    6.19     35,487     587    6.59

     73,925     1,161    6.31      69,354   1,162    6.68     61,250   1,046    6.82
      1,905        33    6.84       2,948      44    6.09      4,286      76    6.99
-------------------------------------------------------------------------------------
     75,830     1,194    6.33      72,302   1,206    6.66     65,536   1,122    6.83
-------------------------------------------------------------------------------------

    138,272     2,444    7.16     136,629   2,542    7.39    132,537   2,538    7.59
     31,568       494    6.35      32,893     569    6.86     31,245     578    7.35
     26,827       559    8.45      28,427     601    8.38     28,027     610    8.64
        286         6    8.79         319       8    9.39        338       8   10.51
-------------------------------------------------------------------------------------
    196,953     3,503    7.21     198,268   3,720    7.45    192,147   3,734    7.71
-------------------------------------------------------------------------------------
     75,789     1,356    7.18      73,033   1,336    7.30     70,619   1,155    6.53
     15,537       298    7.79      15,781     326    8.17     16,024     485   12.03
     41,652       847    8.24      40,557     876    8.57     39,582     854    8.56
     15,880       373    9.53      14,368     338    9.33     14,197     385   10.76
     11,287       327   11.76      12,078     366   12.01     12,751     399   12.43
      3,648        89    9.90       3,551      94   10.47      3,465      93   10.57
-------------------------------------------------------------------------------------
    163,793     3,290    8.11     159,368   3,336    8.32    156,638   3,371    8.56
-------------------------------------------------------------------------------------
    360,746     6,793    7.62     357,636   7,056    7.84    348,785   7,105    8.09
-------------------------------------------------------------------------------------
     13,008       243    7.53      11,471     207    7.19     10,974     204    7.42
-------------------------------------------------------------------------------------
    523,682     9,246    7.13     517,066   9,679    7.44    495,911   9,648    7.73
-------------------------------------------------------------------------------------
     25,826                        25,834                     24,160
     60,116                        63,641                     58,282
-------------------------------------------------------------------------------------
   $609,624                      $606,541                   $578,353
-------------------------------------------------------------------------------------



   $ 21,637        71    1.33    $ 21,702      91    1.67   $ 22,775     107    1.87
     99,864       575    2.33      97,589     622    2.53     95,276     634    2.64
     74,362       857    4.68      74,923     956    5.06     74,313     984    5.25
      6,914        89    5.20       7,388      96    5.16      8,696     120    5.45
-------------------------------------------------------------------------------------
    202,777     1,592    3.18     201,602   1,765    3.47    201,060   1,845    3.64
-------------------------------------------------------------------------------------

     20,379       268    5.34      24,938     325    5.17     27,892     418    5.95
      9,172       113    5.02      10,278     143    5.54     11,084     156    5.59
     26,980       339    5.10      26,868     365    5.39     24,086     411    6.77
-------------------------------------------------------------------------------------
     56,531       720    5.17      62,084     833    5.32     63,062     985    6.20
-------------------------------------------------------------------------------------

    259,308     2,312    3.62     263,686   2,598    3.91    264,122   2,830    4.25
-------------------------------------------------------------------------------------

    112,384     1,355    4.88     104,416   1,422    5.40     84,283   1,278    6.02
     12,679       129    4.13      14,194     165    4.62     15,454     194    4.97
     52,642       805    6.12      51,779     844    6.52     51,365     862    6.71
-------------------------------------------------------------------------------------
    437,013     4,601    4.26     434,075   5,029    4.60    415,224   5,164    4.94
-------------------------------------------------------------------------------------

     86,623                        88,080                     83,661
     39,709                        39,335                     33,712
     46,279                        45,051                     45,756
-------------------------------------------------------------------------------------
   $609,624                      $606,541                   $578,353
-------------------------------------------------------------------------------------
                         2.87                        2.84                       2.79
                          .71                         .74                        .81
-------------------------------------------------------------------------------------
               $4,645    3.58 %            $4,650    3.58 %           $4,484    3.60 %
-------------------------------------------------------------------------------------

Bank of America Corporation
Credit Quality - Nonperforming Assets
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)

                                                          September 30,    June 30,       March 31,      December 31,  September 30,
                                                             1999            1999           1999            1998           1998
                                                         ---------------------------------------------------------------------------
Nonperforming loans:
    Commercial - domestic                                     $1,026         $1,085         $1,085          $ 812          $ 717
    Commercial - foreign                                         477            492            434            314            288
    Commercial real estate - domestic                            174            203            272            299            303
    Commercial real estate - foreign                               3              3              3              4              3
    Residential mortgage                                         542            565            634            722            690
    Home equity lines                                             44             44             41             50             46
    Direct/Indirect consumer                                      16             17             20             21             38
    Consumer finance                                             519            382            332            246            209
    Foreign consumer                                               9             21             17             14              -
                                                         ---------------------------------------------------------------------------
          Total nonperforming loans                            2,810          2,812          2,838          2,482          2,294

Foreclosed properties                                            228            258            282            282            288
                                                         ---------------------------------------------------------------------------

          Total nonperforming assets                          $3,038         $3,070         $3,120         $2,764         $2,582
                                                         ---------------------------------------------------------------------------


Loans past due 90 days or more and not classified as
    nonperforming                                              $ 466          $ 631          $ 571          $ 611          $ 540

Nonperforming assets as a percentage of:
    Total assets                                                 .49 %          .50 %          .51 %          .45 %          .43 %
    Loans, leases and foreclosed properties                      .84            .84            .86            .77            .73


------------------------------------------------------------------------------------------------------------------------------------
Total Nonperforming Assets by Business Segment:
    Consumer Banking                                          $1,399         $1,383         $1,347         $1,314         $1,262
    Commercial Banking                                           510            580            605            469            464
    Global Corporate Investment Banking                        1,086          1,066          1,099            937            826
    Principal Investing and Asset Management                      42             39             66             40             28
    Other                                                          1              2              3              4              2
                                                         ---------------------------------------------------------------------------
          Total nonperforming assets                          $3,038         $3,070         $3,120         $2,764         $2,582
                                                         ---------------------------------------------------------------------------

Bank of America Corporation
Credit Quality - Loan Losses
-----------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                                Third Quarter Second Quarter First Quarter  Fourth Quarter Third Quarter
                                                   1999           1999            1999           1998           1998
                                               ------------------------------------------------------------------------
Gross charge-offs:
    Commercial - domestic                            $ 213         $ 178          $ 206         $ 137          $ 450
    Commercial - foreign                                14            88             30            66            107
    Commercial real estate - domestic                    6             5              2             3              5
    Commercial real estate - foreign                     -             1              -             -              -
    Residential mortgage                                11             8              7             9              8
    Home equity lines                                    4             7              6             6              6
    Bankcard                                           120           167            172           185            192
    Direct/Indirect consumer                           125           127            140           153            125
    Consumer finance                                   101            84             98           116            147
    Other consumer domestic                             (1)            -              -            (1)             1
    Foreign consumer                                     7             7              5             5              2
                                               ------------------------------------------------------------------------
         Total                                       $ 600         $ 672          $ 666         $ 679        $ 1,043
                                               ------------------------------------------------------------------------

Net charge-offs:
    Commercial - domestic                            $ 192         $ 147          $ 181         $ 113          $ 427
    Commercial - foreign                                 9            84             29            65            106
    Commercial real estate - domestic                    1            (6)            (2)            -             (1)
    Commercial real estate - foreign                     -             1              -             -              -
    Residential mortgage                                10             7              5             8              8
    Home equity lines                                    1             3              4             3              3
    Bankcard                                            93           153            155           164            170
    Direct/Indirect consumer                            82            83             95           113             87
    Consumer finance                                    67            42             48            76             98
    Other consumer domestic                             (1)            -              -            (1)             1
    Foreign consumer                                     6             6              4             3              3
                                               ------------------------------------------------------------------------
         Total                                       $ 460         $ 520          $ 519         $ 544          $ 902
                                               ------------------------------------------------------------------------

Loss ratios:
    Commercial - domestic                              .56 %         .43 %          .53 %         .33 %         1.27 %
    Commercial - foreign                               .13          1.12            .37           .78           1.35
    Commercial real estate - domestic                  .03          (.11)          (.02)            -           (.02)
    Commercial real estate - foreign                   .40           .10              -             -              -
    Residential mortgage                               .05           .04            .03           .04            .04
    Home equity lines                                  .01           .09            .10           .07            .09
    Bankcard**                                        4.11          5.94           5.63          5.49           5.42
    Direct/Indirect consumer                           .77           .78            .93          1.09            .89
    Consumer finance                                  1.35           .94           1.22          2.11           2.74
    Other consumer domestic                              -             -              -             -              -
    Foreign consumer                                   .67           .65            .43           .42            .25
         Total                                         .51           .57            .58           .60           1.03

Loss Ratios by Business Segment:
    Consumer Banking                                   .64 %         .70 %          .76 %        1.01 %          .92 %
    Commercial Banking                                 .29           .26            .17           .40            .07
    Global Corporate and Investment Banking            .32           .56            .55           .35           1.82
    Principal Investing and Asset Management           .89           .35            .24           .01            .02
    Other                                              .76          1.30          (1.51)        56.99         (13.19)

Allowance for credit losses                       $ (7,076)     $ (7,096)      $ (7,123)     $ (7,122)      $ (7,215)

Allowance for credit losses as a percentage
   of loans and leases                                1.96 %        1.95 %         1.96 %        1.99 %         2.05 %
------------------------------------------------------------------------------------------------------------------------
*   Managed Bankcard receivable net charge-offs      $ 233         $ 294          $ 294         $ 301          $ 312
** Managed Bankcard portfolio loss ratios             4.83 %        6.13 %         6.01 %        5.83 %         5.99 %

     Average managed Bankcard receivables          $19,162       $19,204        $19,814       $20,526        $20,657

Bank of America Corporation
Capital
----------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                                      Third          Second          First          Fourth         Third
                                                     Quarter        Quarter         Quarter        Quarter        Quarter
                                                      1999            1999           1999            1998          1998
----------------------------------------------------------------------------------------------------------------------------
Beginning common equity                               $ 45,551        $ 46,761       $ 45,866        $ 47,245      $ 46,646
  Net income                                             2,151           1,915          1,914           1,162           374
  Dividends                                               (776)           (787)          (784)           (778)         (606)
  Common stock issued                                      329             330            350              19           407
  Common stock repurchased                              (1,182)         (1,722)             -          (1,151)            -
  Change in FAS 115 adjustment-net
    unrealized gains (losses)                             (337)         (1,007)          (703)           (625)          381
  Foreign currency translation
    adjustment and other                                    75              61            118              (6)           43
----------------------------------------------------------------------------------------------------------------------------
Ending common equity                                    45,811          45,551         46,761          45,866        47,245
----------------------------------------------------------------------------------------------------------------------------

Preferred equity                                            78              80             70              72            62
----------------------------------------------------------------------------------------------------------------------------

Total shareholders' equity                            $ 45,889        $ 45,631       $ 46,831        $ 45,938      $ 47,307
----------------------------------------------------------------------------------------------------------------------------

FAS 115 adjustment - end of period                     $(1,744)        $(1,407)        $ (400)          $ 303         $ 928

Total equity as a percentage of total assets              7.39 %          7.43 %         7.62 %          7.44 %        7.96 %
Common equity as a percentage of total assets             7.38            7.42           7.61            7.43          7.94

Risk-based capital ratios:
  Tier 1 capital                                       $39,380         $38,145        $38,522         $36,849       $37,456
  Tier 1 capital ratio                                    7.71 %          7.38 %         7.40 %          7.06 %        7.29 %
  Total capital                                        $58,167         $57,365        $58,132         $57,055       $57,758
  Total capital ratio                                    11.39 %         11.09 %        11.17 %         10.94 %       11.25 %

Leverage ratio                                            6.59            6.34           6.47            6.22          6.64

Risk-weighted assets, net                             $510,866        $517,130       $520,396        $521,637      $513,544

Bank of America Corporation
Consolidated Statement of Income
(Operating Results including Merger-Related Charges)
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions, Except Per-Share Information)
                                                                           Third       Second       First      Fourth       Third
                                                                          Quarter     Quarter     Quarter     Quarter      Quarter
                                                                           1999         1999        1999       1998         1998
                                                                      --------------------------------------------------------------
Interest income
     Interest and fees on loans and leases                                 $ 6,883     $ 6,853     $ 6,770     $ 7,030      $ 7,084
     Interest and dividends on securities                                    1,208       1,143       1,175       1,191        1,105
     Federal funds sold and securities
         purchased under agreements to resell                                  440         387         381         486          492
     Trading account assets                                                    482         525         545         612          584
     Other interest income                                                     281         298         330         319          343
                                                                      --------------------------------------------------------------
          Total interest income                                              9,294       9,206       9,201       9,638        9,608
                                                                      --------------------------------------------------------------
Interest expense
     Deposits                                                                2,198       2,168       2,312       2,598        2,830
     Short-term borrowings                                                   1,437       1,396       1,355       1,422        1,278
     Trading account liabilities                                               189         150         129         165          194
     Long-term debt                                                            920         880         805         844          862
                                                                      --------------------------------------------------------------
          Total interest expense                                             4,744       4,594       4,601       5,029        5,164
                                                                      --------------------------------------------------------------
Net interest income                                                          4,550       4,612       4,600       4,609        4,444
Provision for credit losses                                                    450         510         510         510        1,405
                                                                      --------------------------------------------------------------
Net interest income after provision for credit losses                        4,100       4,102       4,090       4,099        3,039
Gains on sales of securities                                                    44          52         130         404          280

Noninterest income
    Service charges on deposit accounts                                        942         900         855         881          855
    Mortgage servicing income                                                  206         125         132         103          (93)
    Investment banking income                                                  702         555         388         356          376
    Trading account profits and fees                                           313         395         500          96         (529)
    Brokerage income                                                           168         192         184         162          198
    Nondeposit-related service fees                                            136         123         136         150          163
    Asset management and fiduciary service fees                                250         274         243         229          238
    Credit card income                                                         496         448         360         398          379
    Other income                                                               515         510         425         280          818
                                                                      --------------------------------------------------------------
          Total noninterest income                                           3,728       3,522       3,223       2,655        2,405
                                                                      --------------------------------------------------------------

Merger-related charges                                                           -         200           -         600          725

Other noninterest expense
    Personnel                                                                2,336       2,261       2,333       2,301        2,246
    Occupancy                                                                  417         395         396         413          427
    Equipment                                                                  313         339         358         384          346
    Marketing                                                                  145         147         147         135          143
    Professional fees                                                          160         166         126         233          206
    Amortization of intangibles                                                222         225         222         223          224
    Data processing                                                            164         214         190         205          195
    Telecommunications                                                         131         140         136         152          142
    Other general operating                                                    498         446         420         493          510
    General administrative and other                                           140         124         125         148          144
                                                                      --------------------------------------------------------------
          Total other noninterest expense                                    4,526       4,457       4,453       4,687        4,583
                                                                      --------------------------------------------------------------
Income before income taxes                                                   3,346       3,019       2,990       1,871          416
Income tax expense                                                           1,195       1,104       1,076         709           42
                                                                      --------------------------------------------------------------
Net income                                                                 $ 2,151     $ 1,915     $ 1,914     $ 1,162        $ 374
                                                                      --------------------------------------------------------------
Net income available to common shareholders                                $ 2,149     $ 1,914     $ 1,912     $ 1,161        $ 372
                                                                      --------------------------------------------------------------
Per-share information
      Earnings per common share                                            $  1.25      $ 1.10      $ 1.10       $ .67        $ .21
                                                                      --------------------------------------------------------------
      Diluted earnings per common share                                    $  1.23      $ 1.07      $ 1.08       $ .66        $ .21
                                                                      --------------------------------------------------------------
      Dividends per common share                                           $   .45      $  .45      $  .45       $ .45        $ .38
                                                                      --------------------------------------------------------------

Average common shares issued and outstanding (in thousands)              1,722,307   1,743,503   1,737,562   1,731,314    1,740,092
                                                                      --------------------------------------------------------------
Average diluted common shares issued and outstanding (in thousands)      1,755,146   1,786,844   1,779,708   1,763,055    1,784,418
                                                                      --------------------------------------------------------------

Certain prior period amounts have been reclassified to conform to current period classifications.

Bank of America Corporation
Country Risk Reporting
-----------------------------------------------------------------------------------------------------------------------------
Binding Exposure by Region, Country of Risk and Category
(Dollars in Millions)                                                                    Total       Increase     Increase
                                                        Net Revaluation                 Binding    (Decrease)    (Decrease)
                                                           Gains on      Securities/    Exposure       from          from
                                Trade         Other     Derivatives and    Other      September 30,  June 30,     December 31,
Region/Country                Finance (a)  Financing (b) FX Products     Investments      1999         1999          1997
-----------------------------------------------------------------------------------------------------------------------------
Asia
  China                             $ 16         $ 250            $ 22         $ 58         $ 346         $ (3)       $ (419)
  Hong Kong                          177         4,099              42          224         4,542         (384)       (1,089)
  India                               50         1,821              35          336         2,242         (318)         (257)
  Indonesia                            2           408              22           79           511          (67)         (999)
  Japan                               52         1,268             405        1,700         3,425         (139)       (3,545)
  Korea (South)                      579           910              30          343         1,862           29        (1,942)
  Malaysia                            11           575               1           45           632          (37)         (622)
  Pakistan                           111           231               4           32           378          (18)         (172)
  Philippines                         40           350              44           55           489          (10)         (274)
  Singapore                            7         1,364              29          179         1,579         (167)         (833)
  Taiwan                              13         1,731               9           37         1,790         (225)         (648)
  Thailand                             8           511             127           79           725          (50)       (1,232)
  Other                               25           134               -            5           164            4           (33)
-----------------------------------------------------------------------------------------------------------------------------
     Total                         1,091        13,652             770        3,172        18,685       (1,385)      (12,065)
-----------------------------------------------------------------------------------------------------------------------------

Central and Eastern Europe
  Russian Federation                   -            19               -            5            24           (9)         (423)
  Other                                8           324              21           48           401         (164)         (297)
-----------------------------------------------------------------------------------------------------------------------------
     Total                             8           343              21           53           425         (173)         (720)
-----------------------------------------------------------------------------------------------------------------------------

Latin America
  Argentina                            5           698               1          344         1,048         (165)         (595)
  Brazil                             667         1,154               1          789         2,611         (292)       (1,019)
  Chile                               12         1,200              11           32         1,255          (29)         (425)
  Colombia                             6           467               1           37           511          (29)         (274)
  Mexico                             269         2,379              85        1,425         4,158          (17)       (1,954)
  Venezuela                           70           210               -          187           467          (42)         (156)
  Other                               81           213               4           89           387          (23)          (56)
-----------------------------------------------------------------------------------------------------------------------------
     Total                         1,110         6,321             103        2,903        10,437         (597)       (4,479)
-----------------------------------------------------------------------------------------------------------------------------

     Total                        $2,209       $20,316            $894       $6,128       $29,547      $(2,155)     $(17,264)
-----------------------------------------------------------------------------------------------------------------------------


(a)  Includes extensions of credit with maturities of one year or less that are directly related to imports or exports and will be liquidated through the proceeds of international trade.  Such extensions of credit may include acceptances, pre-export financing where there is a firm export sales order, commercial letters of credit, as well as other loans and advances directly related to international trade.

(b)  This category includes time deposits placed and extensions of credit that do not meet the criteria for Trade Finance.
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